                CSFB                                 CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-2

DERIVED INFORMATION   2/28/05

$650,000,000

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

$1,150,000,050

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-2

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 3/01/05 cutoff date.  Approximately 20.5% of the mortgage loans do not provide for any payments of principal in the first two, three or five years following origination.  The final numbers will be found in the prospectus supplement.   Thirty day delinquencies and sixty day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	6,556
Total Outstanding Loan Balance	$1,064,675,737*	Min	Max
Average Loan Current Balance	$162,397	$4,936	$850,000
Weighted Average Original LTV	80.4%**
Weighted Average Coupon	7.13%	3.80%	14.25%
Arm Weighted Average Coupon	7.02%
Fixed Weighted Average Coupon	7.66%
Weighted Average Margin	6.26%	2.25%	12.50%
Weighted Average FICO (Non-Zero)	628
Weighted Average Age (Months)	2
% First Liens	97.5%
% Second Liens	2.5%
% Arms	81.5%
% Fixed	18.5%
% of Loans with Mortgage Insurance	0.5%

*

Total collateral will be approximately [$1,150,000,050]

**

Note, for second liens, CLTV is employed in this calculation.

% North_CA	11.3%
% South_CA	14.3%
% Silent Second	39.1%
WA CLTV for Silent Second	98.9%
WA DTI for Silent Second	42.0%
% IO & Silent Second	13.6%
WA CLTV for IO & Silent Second	99.2%
WA DTI for IO & Silent Second	42.2%

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
FICO for All Loans	Loans	Balance	Balance	%	%	FICO	DTI
495 - 500	10	1,283,503	0.1	8.38	69.3	499	39.8
501 - 525	204	32,144,849	3.0	8.38	72.6	516	42.4
526 - 550	435	70,270,769	6.6	7.84	74.4	539	41.7
551 - 575	596	96,956,340	9.1	7.52	77.5	564	40.7
576 - 600	1,103	147,907,034	13.9	7.34	81.7	588	41.4
601 - 625	1,113	175,148,068	16.5	6.98	80.4	613	41.2
626 - 650	1,154	185,605,460	17.4	7.04	81.8	638	41.4
651 - 675	820	141,566,920	13.3	6.89	81.7	663	40.7
676 - 700	503	97,045,115	9.1	6.80	81.8	688	42.3
701 - 725	284	54,705,161	5.1	6.72	82.1	711	41.0
726 - 750	169	32,426,574	3.0	6.68	82.6	737	39.8
751 - 775	107	18,626,051	1.7	6.84	82.5	762	39.3
776 - 800	38	7,529,289	0.7	6.65	83.7	782	36.9
801 - 814	20	3,460,602	0.3	6.93	76.8	807	41.0
Total:	6,556	1,064,675,737	100.0	7.13	80.4	628	41.2

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
FICO for IO Loans	Loans	Balance	Balance	%	%	FICO	DTI
530 - 550	1	88,338	0.0	7.80	87.5	530	19.1
551 - 575	8	1,420,074	0.7	8.06	81.5	562	38.2
576 - 600	93	21,754,966	10.0	6.86	82.4	590	41.5
601 - 625	169	40,202,235	18.4	6.65	81.8	614	41.8
626 - 650	200	50,262,940	23.0	6.66	80.8	638	41.7
651 - 675	175	45,751,728	20.9	6.57	80.3	662	40.8
676 - 700	115	30,542,250	14.0	6.61	80.8	689	43.2
701 - 725	42	11,654,570	5.3	6.24	81.5	713	41.9
726 - 750	38	9,874,077	4.5	6.29	83.1	735	40.4
751 - 775	22	5,025,423	2.3	6.22	80.1	764	39.3
776 - 800	4	1,509,200	0.7	6.61	88.6	778	30.6
801 - 814	2	324,280	0.1	6.23	80.0	809	30.5
Total:	869	218,410,080	100.0	6.61	81.2	653	41.5

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
DTI for All Loans	Loans	Balance	Balance	%	%	FICO	DTI
<= 10.000	49	7,836,077	0.7	7.16	80.4	683	6.5
10.001 - 15.000	43	6,792,891	0.6	6.92	77.0	628	13.3
15.001 - 20.000	127	16,240,776	1.5	7.25	77.0	632	17.8
20.001 - 25.000	223	32,526,445	3.1	7.19	78.3	626	22.9
25.001 - 30.000	394	58,541,822	5.5	7.20	79.4	630	27.7
30.001 - 35.000	695	98,719,966	9.3	7.21	79.9	625	32.7
35.001 - 40.000	1,067	166,354,379	15.6	7.16	80.1	629	37.7
40.001 - 45.000	1,655	274,099,235	25.7	7.13	80.5	634	42.8
45.001 - 50.000	1,901	326,436,968	30.7	7.10	81.9	627	47.9
50.001 - 55.000	397	76,332,130	7.2	7.04	78.0	608	52.4
55.001 - 60.000	3	575,454	0.1	6.80	77.7	602	56.4
65.001 - 70.000	1	118,842	0.0	7.99	100.0	653	66.0
75.001 - 78.000	1	100,751	0.0	5.99	70.3	673	78.0
Total:	6,556	1,064,675,737	100.0	7.13	80.4	628	41.2

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
DTI for IO Loans	Loans	Balance	Balance	%	%	FICO	DTI
<= 10.000	6	1,724,270	0.8	6.17	80.0	653	5.5
10.001 - 15.000	4	780,200	0.4	6.23	74.1	611	13.5
15.001 - 20.000	14	3,977,775	1.8	6.66	77.4	672	17.9
20.001 - 25.000	14	3,257,999	1.5	7.02	81.8	643	22.8
25.001 - 30.000	42	10,178,727	4.7	6.75	83.5	659	28.0
30.001 - 35.000	72	16,827,982	7.7	6.71	81.2	653	33.0
35.001 - 40.000	142	33,649,907	15.4	6.63	81.2	657	37.7
40.001 - 45.000	263	66,537,462	30.5	6.56	80.1	656	42.7
45.001 - 50.000	279	72,075,412	33.0	6.62	82.1	650	47.9
50.001 - 55.000	33	9,400,346	4.3	6.42	82.6	635	52.0
Total:	869	218,410,080	100.0	6.61	81.2	653	41.5

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
Initial Periodic Cap (%) for IO Loans	Loans	Balance	Balance	%	%	FICO	DTI
1.50	88	23,121,645	10.7	6.54	80.2	667	41.2
2.00	105	26,626,478	12.3	6.58	81.4	658	42.4
3.00	668	166,487,508	77.0	6.63	81.4	650	41.4
Total:	861	216,235,630	100.0	6.61	81.3	653	41.5

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
Subsequent Periodic Cap (%) for IO Loans	Loans	Balance	Balance	%	%	FICO	DTI
1.00	362	88,724,918	41.0	6.82	80.9	660	41.8
1.50	436	109,014,951	50.4	6.48	81.6	647	41.3
2.00	63	18,495,761	8.6	6.40	81.2	649	41.7
Total:	861	216,235,630	100.0	6.61	81.3	653	41.5

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
LTV for All Loans	Loans	Balance	Balance	%	%	FICO	DTI
10.001 - 20.000	4	451,225	0.0	7.99	18.4	594	39.5
20.001 - 30.000	20	2,256,473	0.2	6.90	27.5	604	42.9
30.001 - 40.000	45	5,573,734	0.5	6.91	35.6	589	39.2
40.001 - 50.000	98	13,150,004	1.2	6.98	46.2	607	39.3
50.001 - 60.000	172	28,686,168	2.7	6.87	55.6	603	39.6
60.001 - 70.000	487	91,239,777	8.6	7.04	66.3	599	40.0
70.001 - 80.000	3,085	561,169,808	52.7	6.85	79.0	636	41.4
80.001 - 90.000	1,400	251,837,375	23.7	7.28	87.4	616	41.3
90.001 - 100.000	1,245	110,311,173	10.4	8.43	97.3	653	41.7
Total:	6,556	1,064,675,737	100.0	7.13	80.4	628	41.2

*     Note, for second liens, CLTV is employed in this calculation.